NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS
TO: FROM: DATE: RE:	U. S. Securities and Exchange Commission Nationwide Life Insurance Company ("Nationwide") April 9, 2024 Nationwide VA Separate Account - D ("Registrant") File No. 811-10139
Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2023, have been distributed to contract owners.
Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.
Fund	CIK Number
Ivy Variable Insurance Portfolios - Macquarie VIP Asset Strategy Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Core Equity Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Corporate Bond Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Energy Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Global Growth Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Growth Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP High Income Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP International Core Equity Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Mid Cap Growth Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Natural Resources Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Science and Technology Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Small Cap Growth Series: Service Class	0000810016
Ivy Variable Insurance Portfolios - Macquarie VIP Smid Cap Core Series: Service Class	0000810016
Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II	0000353905
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I	0000353905
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class II	0000353905
Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at nfscomp@nationwide.com.
Home Office: One Nationwide PlazaNationwide Insurance
Columbus, Ohio 43215-2220Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies

Thank you.
Home Office: One Nationwide PlazaNationwide Insurance
Columbus, Ohio 43215-2220Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies